Exhibit 10.1

EMPLOYMENT CONTRACT AGREEMENT

PARTIES

This Employment Contract Agreement (hereinafter referred to as the “Agreement”) is entered into on 開會日期 (the “Effective Date”), by and between GEEC , with an address of 1108 S. Baldwin Ave Suite 107, Arcadia, CA 91007 (hereinafter referred to as the “Company”), and Kuang Ming Tsai (aka James), with an address of Tsai’s address (hereinafter referred to as the “Employee”) (collectively referred to as the “Parties”).

DUTIES AND RESPONSIBILITIES

-	Employee is hereby appointed as Company’s Chief Financial Officer.

-	During the employment period, the Employee shall have the responsibility to perform the following duties:

1.	Be responsible for duties pertaining to Chief Financial Officer, including financial reporting

2.	Fund raising

PAY AND COMPENSATION

-	The Parties hereby agree that in recognition of Company’s financial status, with the Employee also a significant shareholder in the Company, Employee will forgo any monthly cash compensation.

-	Employee’s monthly cash compensation situation will be reviewed quarterly, subject to adjustment as needed.

-	The Parties hereby agree that the Employer will pay the Employee a special one-time bonus upon successful fund raise as result of Employee’s efforts or relationship, payable upon investor’s fund is in the bank.

o	The Parties agree the special one-time bonus will be up to 4% for new funding up to $250,000, and 5% for new fundings over $250,000.

o	New funding is defined by new funding by new investor to the Company.

BENEFITS

-	The Parties hereby agree that the Employee shall receive no benefits.

WORKING HOURS AND LOCATION

-	The Employee agrees that he/she will be working hours as needed.

TERMs OF AGREEMENT

-	This Agreement shall be effective on the date of signing this Agreement (hereinafter referred to as the “Effective Date”).

TERMINATION

-	This Agreement may be terminated in case the following occurs:

1.	Immediately in case one of the Parties breaches this Agreement.

2.	At any given time by providing a written notice to the other party 30 days prior to terminating the Agreement.

CONFIDENTIALITY

-	All terms and conditions of this Agreement and any materials provided during the term of the Agreement must be kept confidential by the Employee, unless the disclosure is required pursuant to process of law.

-	Disclosing or using this information for any purpose beyond the scope of this Agreement, or beyond the exceptions set forth above, is expressly forbidden without the prior consent of the Employer.

INTELLECTUAL PROPERTY

-	Hereby, the Employee agrees that any intellectual property provided to him/her by the Employer will remain the sole property of the Employer including, but not limited to, copyrights, patents, trade secret rights, and other intellectual property rights associated with any ideas, concepts, techniques, inventions, processes, works of authorship, Confidential Information or trade secrets.

LIMITATION OF LIABILITY

-	In no event shall the Employer nor the Employee be individually liable for any damages for breach of duty by third parties, unless the Employer’s or Employee’s act or failure to act involves intentional misconduct, fraud, or a knowing violation of the law.

GOVERNING LAW

-	This Agreement shall be governed by and construed in accordance with the laws of California.

ATTORNEY FEES

-	In the event of any dispute between the parties concerning the terms and provisions of this Agreement, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

ENTIRE AGREEMENT

-	This Agreement contains the entire agreement and understanding among the Parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

AMENDMENTS

-	The Parties agree that any amendments made to this Agreement must be in writing where they must be signed by both Parties to this Agreement.

-	As such, any amendments made by the Parties will be applied to this Agreement.

SIGNATURE AND DATE

-	The Parties hereby agree to the terms and conditions set forth in this Agreement and such is demonstrated throughout by their signatures below:

EMPLOYEE	EMPLOYER

Name:	Name:

Signature:	Signature:

Date:	Date: